FTI Consulting, Inc. Current Investor Presentation April 2019 Exhibit 99.1

Cautionary Note about Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions, share repurchases and other matters, business trends and other information that is not historical, including statements regarding estimates of our future financial results. When used in this presentation, words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and estimates will be achieved, and the Company’s actual results may differ materially from our expectations, beliefs and estimates. Further, preliminary results are subject to normal year-end adjustments. The Company has experienced fluctuating revenues, operating income and cash flows in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, fluctuations in the price per share of our common stock, adverse financial, real estate or other market and general economic conditions, and other future events, which could impact each of our segments differently and could be outside of our control, the pace and timing of the consummation and integration of future acquisitions, the Company’s ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients, new laws and regulations, or changes thereto, including the 2017 U.S. Tax Cuts and Jobs Act (“2017 Tax Act”), and the risks described under the heading "Part I, Item 1A Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission (“SEC”) and in the Company's other filings with the SEC, including the risks set forth under "Risks Related to Our Reportable Segments" and "Risks Related to Our Operations.” We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

Investment Thesis Leading global business advisory firm with strong people and strong positions: corporations, law firms and governments come to us when there is a critical need Committed to building a profitable business with sustainable underlying growth, regardless of economic conditions Willingness to invest EBITDA in key growth areas where we have a right to win Healthy balance sheet and strong cash flows with a commitment to return capital to our shareholders Organic growth strategy with an emphasis on profitable revenue growth Believe we are on a path toward sustained double-digit Adjusted EPS growth over time

FCN Publicly Traded $3.1BLN 1982 Year Founded 4,700+ Total Employees Worldwide 480+ Senior Managing Directors 9 9 Specialized Industry Practice Groups 2 Nobel Laureates 8/10 Advisor to 8 of the World’s Top 10 Bank Holding Companies 96/100 Advisor to 96 of the World’s Top 100 Law Firms 49/100 49 of Global 100 Corporations are Clients FTI Consulting: Experts with Impact 76 Offices in 76 Cities Around the Globe Equity Market Capitalization1 All statistics above are as of December 31, 2018. 1Number of total shares outstanding as of March 31, 2019 times the closing share price as of April 25, 2019.

Our Global Reach With offices in every major financial center and every corner of the globe, we successfully serve our clients wherever challenges and opportunities arise All locations above are as of December 31, 2018.

Business Snapshot: Five Segments, One Purpose Corporate Finance & Restructuring Economic Consulting Forensic & Litigation Consulting Strategic Communications Technology FTI Consulting is organized into five segments, each of which is a global leader in its own right for one simple reason: our commitment to having a tangible, positive impact on how our clients confront and manage change and risk

Segment Snapshot: Revenues and Total Adjusted Segment EBITDA Q1 2019 Segment Revenues Q1 2019 Total Adjusted Segment EBITDA¹ Corporate Finance & Restructuring Forensic & Litigation Consulting Economic Consulting Technology Strategic Communications ¹See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition and reconciliation of Total Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. .

43 offices 982 professionals 14 countries Corporate Finance & Restructuring 2015 2016 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 2018 Q1 2019 Segment Revenues $440,398 $483,269 $482,041 $142,922 $141,355 $135,418 $144,784 $564,479 $160,966 Segment Gross Profit Margin 38.3% 36.5% 33.9% 39.4% 40.3% 35.4% 33.9% 37.3% 38.1% Segment SG&A $80,111 $81,584 $83,747 $22,317 $22,102 $21,886 $25,732 $92,037 $24,890 Adjusted Segment EBITDA $90,101 $97,688 $82,863 $34,804 $35,777 $26,798 $24,281 $121,660 $37,361 Adjusted Segment EBITDA Margin 20.5% 20.2% 17.2% 24.4% 25.3% 19.8% 16.8% 21.6% 23.2% Utilization 69% 65% 61% 71% 67% 65% 61% 66% 70% Revenue-Generating Professionals 838 895 901 910 871 926 948 948 982 (in thousands, except percentages and headcount data) (unaudited) Restructuring Company Advisory Creditor Advisory Interim Management Contentious Insolvency Dispute Advisory/ Litigation Support Business Transformation Office of the CFO Solutions Performance Improvement Merger Integration Services Carve-outs Executive Compensation Transactions Transaction Services Investment Banking & Transaction Opinions Lender Services Tax Advisory Valuation & Financial Advisory Services Structured Finance

Corporate Finance & Restructuring (continued) The Corporate Finance & Restructuring segment focuses on strategic, operational, financial and capital needs of businesses by addressing the full spectrum of financial and transactional challenges faced by companies, boards, private equity sponsors, creditor constituencies and other stakeholders. Medium-Term Growth Opportunities Enhance Business Transformation and Transaction capabilities Grow Restructuring globally Deeper penetration of key industries e.g., Retail, Healthcare, TMT, Industrials, Automotive and Energy Segment Offering Revenues increased $18.0 million, or 12.6%, from Q1 2018 to Q1 2019. which included a 1.9% estimated negative impact from FX. Excluding the estimated negative impact from FX, revenues increased $20.7 million, or 14.5%, primarily due to higher demand for business transformation and transactions and restructuring services, higher realization in North America restructuring due to a mix of client engagements and staffing, and higher success fees. Gross profit increased $5.0 million, or 8.9%, from Q1 2018 to Q1 2019. Gross profit margin decreased 1.3 percentage points from Q1 2018 to Q1 2019. The decrease in gross profit margin was primarily due to a combination of increased compensation for additional billable professionals and higher variable compensation, which more than offset higher margins from increased realization and success fees. Adjusted Segment EBITDA of $37.4 million, or 23.2% of segment revenues, compared to $34.8 million, or 24.4% of segment revenues, in the prior year. Q1 2019 Key Financial Commentary

Forensic & Litigation Consulting 56 offices 1,194 professionals 19 countries Services 2015 2016 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 2018 Q1 2019 Segment Revenues $482,269 $457,734 $462,324 $128,039 $133,527 $126,684 $132,083 $520,333 $138,997 Segment Gross Profit Margin 32.2% 31.2% 33.9% 36.9% 37.3% 35.8% 35.6% 36.4% 39.5% Segment SG&A $94,747 $89,532 $88,056 $22,533 $23,383 $24,430 $26,612 $96,958 $24,163 Adjusted Segment EBITDA $64,267 $57,882 $72,705 $25,757 $27,615 $21,970 $21,479 $96,821 $31,817 Adjusted Segment EBITDA Margin 13.3% 12.6% 15.7% 20.1% 20.7% 17.3% 16.3% 18.6% 22.9% Utilization 64% 59% 61% 67% 67% 63% 63% 64% 67% Revenue-Generating Professionals 1,131 1,110 1,067 1,072 1,065 1,129 1,153 1,153 1,194 (in thousands, except percentages and headcount data) (unaudited) Disputes Construction Solutions Dispute Advisory Services Financial Services Global Insurance Services Health Solutions Trial Services Risk Advisory Anti-Corruption Investigations & Compliance Compliance, Monitoring & Receivership Data & Analytics Investigations Cybersecurity Forensic Accounting & Advisory Services (“FAAS”) Global Risk & Investigations Practice (“GRIP”)

Forensic & Litigation Consulting (continued) Enhance Construction Solutions, Cybersecurity and Data & Analytics capabilities Grow overseas businesses e.g., London and Hong Kong Strong utilization in Disputes, Investigations and Health Solutions practices Segment Offering The Forensic & Litigation Consulting segment provides a complete range of multidisciplinary, independent dispute advisory, investigative, data acquisition/analysis and forensic accounting services. Our professionals combine end-to-end capabilities when clients face high stakes litigation, arbitration and compliance investigations and regulatory scrutiny. Medium-Term Growth Opportunities Revenues increased $11.0 million, or 8.6%, from Q1 2018 to Q1 2019 which included a 1.4% estimated negative impact from FX. Excluding the estimated negative impact from FX, revenues increased $12.7 million, or 10.0%, primarily due to increased demand for our investigations and construction solutions services, which was partially offset by a decrease in demand for our health solutions services. Gross profit increased $7.6 million, or 16.1%, from Q1 2018 to Q1 2019. Gross profit margin increased 2.6 percentage points from Q1 2018 to Q1 2019. The increase in gross profit margin is related to higher revenues coupled with higher utilization in our investigations and data and analytics practices, which was partially offset by lower margins due to lower revenues in our health solutions practice. Adjusted Segment EBITDA of $31.8 million, or 22.9% of segment revenues, compared to $25.8 million, or 20.1% of segment revenues, in the prior year. Q1 2019 Key Financial Commentary

Economic Consulting 41 offices 715 professionals 18 countries Antitrust & Competition Economics Business Valuation Center for Healthcare Economics and Policy Economic Impact Analysis Intellectual Property International Arbitration Labor & Employment Network Analysis Public Policy Regulated Industries Securities Litigation & Risk Management Services 2015 2016 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 2018 Q1 2019 Segment Revenues $447,909 $500,487 $496,029 $133,109 $133,308 $139,166 $128,396 $533,979 $142,271 Segment Gross Profit Margin 26.8% 27.3% 25.9% 26.7% 24.9% 27.8% 23.9% 25.8% 28.5% Segment SG&A $60,895 $67,383 $71,943 $17,714 $19,053 $16,874 $19,989 $73,630 $17,975 Adjusted Segment EBITDA $62,330 $74,102 $61,964 $19,136 $15,472 $23,238 $12,109 $69,955 $24,040 Adjusted Segment EBITDA Margin 13.9% 14.8% 12.5% 14.4% 11.6% 16.7% 9.4% 13.1% 16.9% Utilization 72% 73% 67% 71% 69% 71% 67% 69% 77% Revenue-Generating Professionals 599 656 683 689 695 705 708 708 715 (in thousands, except percentages and headcount data) (unaudited)

Maintain leading position of Compass Lexecon Grow overseas businesses e.g., EMEA, Australia, South Africa and Asia Develop adjacent businesses in the U.S. e.g., International Arbitration, Energy, Healthcare, TMT and Financial Services Economic Consulting (continued) Medium-Term Growth Opportunities Segment Offering Revenues increased $9.2 million, or 6.9%, from Q1 2018 to Q1 2019 which included a 1.7% estimated negative impact from FX. Excluding the estimated negative impact of FX, revenues increased $11.4 million, or 8.6%, due to higher demand for antitrust services, primarily in EMEA, which was partially offset by lower demand for financial economic services in North America and lower realized rates in North America. Gross profit increased $5.0 million, or 14.2%, from Q1 2018 to Q1 2019. Gross profit margin increased 1.8 percentage points from Q1 2018 to Q1 2019. The increase in gross profit margin was primarily due to higher utilization in EMEA, which was partially offset by higher variable compensation and lower realization in North America. Adjusted Segment EBITDA of $24.0 million, or 16.9% of segment revenues, compared to $19.1 million, or 14.4% of segment revenues, in the prior year. Q1 2019 Key Financial Commentary The Economic Consulting segment, including subsidiary Compass Lexecon, provides analysis of complex economic issues. We help our clients with legal, regulatory and international arbitration proceedings; strategic decision making and public policy debates around the world. We deliver sophisticated economic analysis and modeling of issues arising in M&A transactions, complex antitrust litigation, commercial disputes, international arbitration, regulatory proceedings and a wide range of securities litigation. Our statistical and economic experts help clients analyze complex economic issues, such as the economic impact of deregulation on a particular industry or the amount of damages suffered by a business as a result of particular events.

Technology 33 offices 315 professionals 9 countries E-discovery Services & Expertise Managed Review Computer Forensics Authorized Provider of Ringtail®, Radiance & Relativity Information Governance, Privacy & Security Services Microsoft Office 365 Migrations Data Remediation General Data Protection Regulation ("GDPR") Readiness Cybersecurity Contract Intelligence Services (in thousands, except percentages and headcount data) (unaudited) 2015 2016 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 2018 Q1 2019 Segment Revenues $218,599 $177,720 $174,850 $40,914 $46,429 $56,692 $41,720 $185,755 $51,336 Segment Gross Profit Margin 43.3% 39.5% 41.9% 39.8% 42.1% 41.5% 36.7% 40.2% 44.4% Segment SG&A $71,120 $64,135 $62,858 $13,621 $15,555 $15,581 $14,887 $59,644 $12,356 Adjusted Segment EBITDA $39,010 $25,814 $22,171 $5,732 $7,508 $11,473 $2,674 $27,387 $12,723 Adjusted Segment EBITDA Margin 17.8% 14.5% 12.7% 14.0% 16.2% 20.2% 6.4% 14.7% 24.8% Revenue-Generating Professionals 349 288 292 288 293 303 306 306 315

Expand addressable market through new distribution channels for Consulting & Services Invest in new and adjacent services e.g., Information Governance, Privacy & Security Services and Contract Intelligence Grow overseas businesses e.g., Europe, Middle East and India Medium-Term Growth Opportunities Technology (continued) Segment Offering Revenues increased $10.4 million, or 25.5%, from Q1 2018 to Q1 2019 which included a 1.7% estimated negative impact from FX. Excluding the estimated negative impact from FX, revenues increased $11.1 million, or 27.1%, due to an overall increase in demand and realization across our managed review, hosting and processing services, largely driven by work associated with global cross-border investigations and M&A-related second requests, as well as consulting services, particularly in e-discovery and information governance, privacy and security services. The increase in revenues was partially offset by lower revenues from software licensing due to the Ringtail divestiture. Gross profit increased $6.5 million, or 40.0%, from Q1 2018 to Q1 2019. Gross profit margin increased by 4.6 percentage point from Q1 2018 to Q1 2019. The increase in gross profit margin was primarily due to an increased mix of higher-margin managed review and processing services. Adjusted Segment EBITDA of $12.7 million, or 24.8% of segment revenues, compared to $5.7 million, or 14.0% of segment revenues, in the prior year. Q1 2019 Key Financial Commentary Our Technology segment provides corporations and law firms with a comprehensive and global portfolio of consulting and services for information governance, privacy and security, electronic discovery ("e-discovery") and insight analytics. Our consulting expertise enables clients to more confidently govern, secure, find, analyze and rapidly understand their data in the context of compliance and risk.

Strategic Communications 38 offices 658 professionals 17 countries M&A Crisis Communications & Special Situations Capital Markets Communications Corporate Reputation Public Affairs & Government Relations People & Change Digital & Creative Communications Public Affairs Strategy Consulting & Research Services 2015 2016 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 2018 Q1 2019 Segment Revenues $189,974 $191,184 $192,488 $52,790 $57,479 $55,052 $58,010 $223,331 $57,704 Segment Gross Profit Margin 36.3% 38.4% 36.7% 40.4% 38.8% 38.3% 39.1% 39.1% 39.3% Segment SG&A $43,247 $46,514 $45,947 $12,055 $11,922 $10,871 $11,924 $46,772 $11,691 Adjusted Segment EBITDA $27,727 $30,458 $27,732 $9,852 $10,967 $10,802 $11,297 $42,918 $11,549 Adjusted Segment EBITDA Margin 14.6% 15.9% 14.4% 18.7% 19.1% 19.6% 19.5% 19.2% 20.0% Revenue-Generating Professionals 599 647 630 630 628 652 641 641 658 (in thousands, except percentages and headcount data) (unaudited)

Strategic Communications (continued) The Strategic Communications segment provides a comprehensive view of strategic communications with an integrated suite of services, including financial communications, corporate reputation, transaction communications and public affairs in all the major markets around the world. Medium-Term Growth Opportunities Further develop large, complex client relationships Enhance market share in highly regulated industries e.g., Financial Services, Energy, Healthcare, Industrials and TMT Leverage FTI Consulting’s services and platform to enhance client results Segment Offering Revenues increased $4.9 million, or 9.3%, from Q1 2018 to Q1 2019, which included a 4.0% estimated negative impact from FX. Excluding the estimated negative impact of FX, revenues increased $7.0 million, or 13.3%, due to higher project-based revenues in North America and EMEA, primarily related to corporate reputation services, as well as a $2.0 million increase in pass-through revenues. Gross profit increased $1.4 million, or 6.3%, from Q1 2018 to Q1 2019. Gross profit margin decreased 1.1 percentage points from Q1 2018 to Q1 2019. The decrease in gross profit margin was largely due to a higher proportion of lower margin pass-through revenues. Adjusted Segment EBITDA of $11.5 million, or 20.0% of segment revenues, compared to $9.9 million, or 18.7% of segment revenues, in the prior year. Q1 2019 Key Financial Commentary

First Quarter 2019: Select Awards & Accolades

Financial Overview

FY 2015 – Q1 2019 and FY 2019 Guidance: Revenues $2,000-$2,100

FY 2015 – Q1 2019: Net Income and Adjusted EBITDA ¹See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition and reconciliations of Adjusted EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. Adjusted EBITDA (1) Net Income

FY 2015 – Q1 2019 and FY 2019 Guidance: Earnings Per Diluted Share and Adjusted Earnings Per Diluted Share ¹See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition and reconciliations of Adjusted Earnings Per Diluted Share, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. $3.50-$4.00 $3.38-$3.88 Adjusted Earnings Per Diluted Share (1)

Q1 2019 and Full Year 2018, 2017 and 2016:
Select Cash Position and Capital Allocation

All numbers in thousands, except for DSOs

	Q1 2019	FY 2018	FY 2017	FY 2016
Cash and cash equivalents	$ 179,241	$ 312,069	$ 189,961	$ 216,158
Accounts receivable, net	$ 656,127	$ 554,608	$ 522,878	$ 474,897
Days sales outstanding ("DSO")	97	93	91	91
Net cash provided by (used in) operating activities	$ (102,086)	$ 230,672	$ 147,625	$ 233,488
Purchases of property and equipment	$ (10,153)	$ (32,270)	$ (32,004)	$ (28,935)
Purchase and retirement of common stock	$ (21,883)	$ (55,738)	$ (168,094)	$ (21,489)
Total Debt [(1)]	$ 316,250	$ 316,250	$ 400,000	$ 370,000
Free Cash Flow [(2)]	$ (112,239)	$ 198,402	$ 115,621	$ 204,553

FTI CONSULTING

[1]Total debt excludes the impact of unamortized deferred debt issue costs of $6.3 million, $6.7 million, $3.7 million and $4.5 million as of March 31, 2019, December 31, 2018, December 31, 2017 and December 31, 2016, respectively, and excludes the impact of the unamortized deferred debt discount of $41.9 million and $44.0 million for the quarter ended March 31, 2019 and year ended December 31, 2018, respectively, related to our 2.0% convertible senior notes due 2023.

[2]See accompanying financial tables and "End Notes: FTI Consulting Non-GAAP Financial Measures" for the definition and reconciliations of Free Cash Flow, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure.

23

Financial TablesReconciliations of Non-GAAP Financial Measures

Reconciliation of Net Income to Adjusted EBITDA Q1 2019 Q1 2019 FY 2018 FY 2018 FY 2017 FY 2017 FY 2016 FY 2016 FY 2015 FY 2015 Net Income $ 62,645 $ 150,611 $ 107,962 $ 85,520 $ 66,053 Income tax provision (benefit) 19,930 57,181 (20,857) 42,283 39,333 Interest income and other (159) (4,977) (3,752) (10,466) (3,232) Interest expense 4,746 27,149 25,358 24,819 42,768 Gain on sale of business — (13,031) — — — Loss on early extinguishment of debt — 9,072 — — 19,589 Depreciation and amortization 7,066 31,536 31,177 38,700 31,392 Amortization of other intangible assets 1,861 8,162 10,563 10,306 11,726 Special charges — — 40,885 10,445 — Remeasurement of acquisition-related contingent consideration — — 702 1,403 (1,867) Adjusted EBITDA1 $ 96,089 $ 265,703 $ 192,038 $ 203,010 $ 205,762 1See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted EBITDA, which is a non-GAAP financial measure. (in thousands)

Reconciliations of Net Income to Adjusted Net Income and Earnings Per Diluted Share to Adjusted Earnings Per Diluted Share Q1 2019 FY 2018 FY 2017 FY 2016 FY 2015 Net income $62,645 $150,611 $107,962 $85,520 $66,053 Add back: Special charges — — 40,885 10,445 — Tax impact of special charges — — (13,570) (3,595) — Loss on early extinguishment of debt — 9,072 — — 19,589 Tax impact of loss on early extinguishment of debt — (2,359) — — (7,708) Remeasurement of acquisition-related contingent consideration — — 702 1,403 (1,867) Tax impact of remeasurement of acquisition-related contingent consideration — — (269) (546) 747 Non-cash interest expense on convertible notes 2,108 3,019 — — — Tax impact of non-cash interest expense on convertible notes (547) (775) — — — Gain on sale of business — (13,031) — — — Tax impact of gain on sale of business (2,097) 6,798 — — — Impact of 2017 Tax Act — — (44,870) — — Adjusted Net Income1 $62,109 $153,335 $90,840 $93,227 $76,814 Earnings per common share – diluted $1.64 $3.93 $2.75 $2.05 $1.58 Add back: Special charges — — 1.04 0.25 — Tax impact of special charges — — (0.34) (0.08) — Loss on early extinguishment of debt — 0.23 — — 0.47 Tax impact of loss on early extinguishment of debt — (0.06) — — (0.19) Remeasurement of acquisition-related contingent consideration — — 0.02 0.03 (0.04) Tax impact of remeasurement of acquisition-related contingent consideration — — (0.01) (0.01) 0.02 Non-cash interest expense on convertible notes 0.05 0.08 — — — Tax impact of non-cash interest expense on convertible notes (0.01) (0.02) — — — Gain on sale of business — (0.34) — — — Tax impact of gain on sale of business2 (0.05) 0.18 — — — Impact of 2017 Tax Act — — (1.14) — — Adjusted earnings per common share – diluted1 $1.63 $4.00 $2.32 $2.24 $1.84 Weighted average number of common shares outstanding – diluted 38,219 38,318 39,192 41,709 41,729 (in thousands, except for per share data) 1See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definitions of Adjusted Net Income and Adjusted Earnings Per Diluted Share, which are non-GAAP financial measures. 2 For Q1 2019 represents a discrete tax adjustment resulting from a change in estimate related to the accounting for the sale of Ringtail.

Reconciliation of Net Income to Total Adjusted Segment EBITDA 1See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Total Adjusted Segment EBITDA, which is a non-GAAP financial measure. (in thousands) Q1 2019 Net Income $62,645 Add back: Income tax provision 19,930 Interest income and other (159) Interest expense 4,746 Unallocated corporate expense 22,103 Segment depreciation expense 6,364 Amortization of intangible assets 1,861 Total Adjusted Segment EBITDA1 $117,490

Reconciliation of Net Cash Provided by (Used in) Operating Activities to Free Cash Flow Q1 2019 FY 2018 FY 2017 FY 2016 Net cash provided by (used in) operating activities $(102,086) $230,672 $147,625 $233,488 Purchases of property and equipment (10,153) (32,270) (32,004) (28,935) Free Cash Flow1 $(112,239) $198,402 $115,621 $204,553 1See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Free Cash Flow, which is a non-GAAP financial measure. (in thousands)

Reconciliation of Full Year 2019 EPS Guidance to Adjusted EPS Guidance Year Ended December 31, 2019 Low High Guidance on estimated earnings per common share - diluted (GAAP) 1 $3.38 $3.88 Non-cash interest expense on convertible notes, net of tax 0.17 0.17 Tax impact of gain on sale of business 2 (0.05) (0.05) Guidance on estimated adjusted earnings per common share – diluted (Non-GAAP) 1 $3.50 $4.00 1 The forward-looking guidance on estimated 2019 EPS and Adjusted EPS does not reflect other gains and losses (all of which would be excluded from Adjusted EPS) related to the future impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, losses on early extinguishment of debt and gain or loss on sale of a business as these items are dependent on future events that are uncertain and difficult to predict. The forward-looking guidance excludes any shares of common stock potentially issuable upon conversion of the 2023 Convertible Notes from the calculation of EPS. 2 Represents a discrete tax adjustment resulting from a change in estimate related to the accounting for the sale of Ringtail.

End NotesFTI Consulting Non-GAAP Financial Measures In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles ("GAAP"). Certain of these measures are considered “non-GAAP financial measures” under the Securities and Exchange Commission ("SEC") rules. Specifically, we have referred to the following non-GAAP financial measures in this presentation: Total Segment Operating Income Adjusted EBITDA Total Adjusted Segment EBITDA Adjusted EBITDA Margin Adjusted Net Income Adjusted Earnings per Diluted Share Free Cash Flow We have included the definitions of Segment Operating Income and Adjusted Segment EBITDA below in order to more fully define the components of certain non-GAAP financial measures in this presentation. We define Segment Operating Income, a GAAP financial measure, as a segment’s share of consolidated operating income. We define Total Segment Operating Income, which is a non-GAAP financial measure, as the total of Segment Operating Income for all segments, which excludes unallocated corporate expenses. We use Segment Operating Income for the purpose of calculating Adjusted Segment EBITDA. We define Adjusted Segment EBITDA, a GAAP financial measure, as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of our segments because we believe it reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenues. We define Total Adjusted Segment EBITDA, which is a non-GAAP financial measure, as the total of Adjusted Segment EBITDA for all segments, which excludes unallocated corporate expenses. We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, gain or loss on sale of a business and losses on early extinguishment of debt. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP financial measures, provide management and investors with additional information for comparison of our operating results with the operating results of other companies. We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income and earnings per diluted share ("EPS"), respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, losses on early extinguishment of debt, non-cash interest expense on convertible notes, gain or loss on sale of a business and the impact of adopting the 2017 U.S. Tax Cuts and Jobs Act (the “2017 Tax Act”). We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results, provide management and investors with an additional understanding of our business operating results, including underlying trends. We define Free Cash Flow, which is a non-GAAP financial measure, as net cash provided by operating activities less cash payments for purchases of property and equipment. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company’s ability to generate cash for ongoing business operations and other capital deployment. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Consolidated Statements of Comprehensive Income.